Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of April 10, 2015 by and among RECRO PHARMA LLC, a Delaware limited liability company (the “Borrower”) and ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (together with its Affiliates, successors, transferees and assignees, the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement, dated as of March 7, 2015 (the “Credit Agreement”), pursuant to which the Lender has extended credit to the Borrower on the terms set forth therein;

WHEREAS, pursuant to Section 10.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Lender; and

WHEREAS, the Borrower and the Lender desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendments to Section 1.1.

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new defined term therein in the proper alphabetical order:

“Alkermes DEA Registrations” means the registrations issued to Alkermes Gainsville LLC by the DEA permitting Alkermes Gainsville LLC to conduct business with controlled substances.”

“Borrower DEA Registrations” means the registrations issued to the Borrower by the DEA permitting the Borrower to conduct business with controlled substances.”

“DEA Registrations PoA” means the power of attorney granted to the Borrower by Alkermes Gainsville LLC permitting the Borrower to conduct business with controlled substances under the Alkermes DEA Registrations.”

“First Amendment” means the First Amendment to the Agreement, dated as of April 10, 2015, between the Borrower and the Lender.”

(b) The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by inserting “the First Amendment,” immediately after the phrase “the Warrant,”.

(c) The definition of “Consolidated Total Leverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended by deleting the phrase “Fiscal Quarter” and replacing it with the phrase “period of four consecutive Fiscal Quarters”.

3. Amendment to Section 5.13. Section 5.13 of the Credit Agreement is hereby amended by restating it in its entirety as follows:

“Section 5.13. Mortgaged Property. The Lender shall have received, in respect of the Mortgaged Property, a Mortgage, dated as of the Closing Date, and duly executed and delivered by an Authorized Officer of Borrower, which Mortgage shall be substantially in the form of Exhibit G hereto, and legal opinions from local counsel in the jurisdiction where the Mortgaged Property is situated and from counsel in the jurisdiction where the owner of the Mortgaged Property is organized with respect to customary matters relating to the Mortgage, which opinions shall be in form and substance reasonably satisfactory to the Lender.”

4. Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby amended by deleting the following clause at the end thereof:

“, with the Lender named as loss payee or additional insured, as applicable”

5. Amendment to Section 6.17. Section 6.17 of the Credit Agreement is hereby amended by deleting the clause “The Loan Parties and their respective Subsidiaries have all material Permits,” with “Except as set forth on Schedule 6.17, the Loan Parties and their respective Subsidiaries have all material Permits,”

6. Amendment to Section 7.15. Section 7.15 of the Credit Agreement is hereby amended by inserting the following therein as new subsections (d), (e) and (f) thereof:

“(d) On or before ninety (90) days following the Closing Date, (or such longer period of time as the Lender may agree to in its sole discretion), Lender shall have received endorsements of all insurance policies of the Loan Parties naming the Lender as additional insured (in the case of liability insurance) or Lender as loss payee (in the case of casualty insurance) on behalf of the Lender.

(e) On or before thirty (30) days following the Closing Date (or such longer period of time as the Lender may agree to in its sole discretion), the Lender shall have received, in respect of the Mortgaged Property, (i) a mortgagee’s title insurance policy or marked up unconditional binder for such insurance, together with a current ALTA survey thereof and a surveyor’s certificate, in form reasonably satisfactory to the Lender, provided that such policy shall (A) be in an amount reasonably satisfactory to the Lender with respect to the Mortgaged Property covered thereby but not less than the fair market value of the Mortgaged Property covered thereby; (B) insure that the Mortgage insured thereby creates a valid first Lien on such Mortgaged Property free and clear of all defects and encumbrances, except as disclosed in the Mortgage or as permitted by Section 8.3; (C) name the Lender as the insured thereunder; (D) be in form reasonably satisfactory to the Lender; (E) contain such endorsements, coinsurance, reinsurance and affirmative coverage as the Lender may reasonably request; and (F) be issued by First American Title Insurance Company or such other national title company or companies reasonably satisfactory to the Lender (including any such title companies acting as co-insurers or reinsurers, at the option of the Lender and (ii) evidence satisfactory to it that all premiums in respect of such policy, all charges for mortgage recording tax, and all related expenses, if any, have been paid or duly provided for.

(f) On or before 180 days following the Closing Date, (or such longer period of time as the Lender may agree to in its sole discretion), the Borrower DEA Registrations and the Key Permits listed on Schedule 7.15(f) shall have been obtained by the Borrower.

(g) The Borrower shall use commercially reasonable efforts to deliver a bailee letter, in form and substance reasonably satisfactory to the Lender, from Adams Transfer & Storage on or before sixty (60) days following the Closing Date. “

7. Amendments to Schedules to Credit Agreement. The schedules to the Credit Agreement are hereby deleted in their entirety and replaced by the schedules set forth in the disclosure letter attached hereto, which revised schedules shall deemed to be incorporated into the Credit Agreement as of the date hereof and each reference in the Credit Agreement to any such schedule shall be deemed to refer to such schedule attached hereto on and after the date hereof.

8. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon receipt by the Lender and the Borrower of a counterpart signature of the other to this Amendment duly executed and delivered by each of the Lender and the Borrower.

9. Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

RECRO PHARMA, LLC as the Borrower

By:	/s/ Randall Mack
Name:	Randall Mack
Title:	President

ORBIMED ROYALTY OPPORTUNITIES II, LP, as the Lender

By OrbiMed ROF II LLC, its General Partner By OrbiMed Advisors LLC, its Managing Member

By:	/s/ Samuel D. Isaly
Name:	Samuel D. Isaly
Title:	Managing Member

Signature Page to First Amendment to Credit Agreement